Exhibit 99.3

Piedmont Natural Gas Company, Inc
Commission File Number 1-6196

Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report on Form 10-Q of Piedmont Natural Gas Company, Inc. (the “Company”), for the period ended January 31, 2003, as filed with the Securities and Exchange Commission on March 12, 2003 (the “Report”), we certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge: :

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2003

/s/ Thomas E. Skains

Thomas E. Skains
President and Chief Executive Officer

/s/ David J. Dzuricky

David J. Dzuricky Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.